Income Taxes Disclosure: Schedule of Effective Income Tax Rate Reconciliation (Tables)	12 Months Ended
May 31, 2020
Tables/Schedules
Schedule of Effective Income Tax Rate Reconciliation

	May 31, 2020	May 31, 2019
Net loss	$(1,092,698)	$(905,981)
Statutory tax rate	21%	21%
Expected income tax recovery	(229,466)	(190,256)
Permanent differences and other	(11,534)	27,256
Effect of foreign exchange	(4,000)	-
Change in valuation allowance	245,000	163,000
Income tax recovery	$-	$-